SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Advisor Series VIII
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

IMPORTANT

SHAREHOLDER UPDATE

Fidelity® Advisor Diversified International Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Value Leaders Fund

URGENT PROXY VOTING REQUEST

A few weeks ago we mailed you proxy information to enable you to vote on important proposals that affect the funds and your investment. This information describes each proposal and asks for your vote on these important issues.

Your vote is important, no matter how large or small your holdings may be.

We are writing to remind you that your participation is extremely important. The Special Meeting of Shareholders scheduled for September 15, 2004 cannot be held until we receive a majority of the votes. If you do not plan to cast your vote at the meeting on September 15, 2004, please indicate your vote on the enclosed proxy card(s). Shareholders who hold more than one account in a fund will receive a separate card for each account and should vote each card.

Voting is quick and easy. Please vote now using one of these options:

1. Vote By Touch-Tone Phone 1-888-221-0697
Please call the toll-free number printed on your proxy card(s) and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.

2. Vote by Internet
Please visit the web site indicated on your proxy card(s) and follow the online instructions.

3. Vote by Mail
Please mail your signed proxy card(s) in the postage-paid envelope.

PLEASE VOTE YOUR PROXY NOW

If you have already voted, thank you for your response. If you have any further questions or would like to receive another copy of the proxy statement, please call Fidelity at 1-877-208-0098. We appreciate your immediate attention. Thank you.

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1. To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.

2. To elect a Board of Trustees.

3. To amend Fidelity Advisor Korea Fund's fundamental investment limitation concerning underwriting.

4. To amend Fidelity Advisor Diversified International Fund's, Fidelity Advisor Emerging Asia Fund's, Fidelity Advisor Emerging Markets Income Fund's, Fidelity Advisor Europe Capital Appreciation Fund's, Fidelity Advisor Global Equity Fund's, Fidelity Advisor International Capital Appreciation Fund's, Fidelity Advisor Japan Fund's, Fidelity Advisor Korea Fund's, Fidelity Advisor Latin America Fund's, and Fidelity Advisor Overseas Fund's fundamental limitation concerning lending.

1. To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.

Why are you making this change?

The Investment Company Act of 1940 (1940 Act) prohibits or limits certain transactions between affiliated funds (affiliated funds are defined as funds in a fund complex that are usually under common control of an investment adviser or other person when the adviser or other person exercise a controlling influence over the management or policies of the funds). On July 26, 2002, the SEC amended Rule 17a-8 under the 1940 Act to permit mergers of affiliated funds without shareholder approval in certain cases, while still requiring shareholder approval in other cases. For example, Rule 17a-8 now permits affiliated funds to merge without shareholder approval if the advisory contracts and fundamental policies of the funds are not materially different (fundamental policies are those that can only be changed by shareholder vote). In all cases, the Board of Trustees must first consider that the action is in the best interests of the fund and its shareholders, and that the action will not dilute the shareholders' interests.

As of the record date for this meeting, the Trustees have no current plans to merge existing funds without shareholder vote. If shareholders approve the proposed change to the Declaration of Trust, the Board of Trustees may approve such a merger transaction in the future, but again, only if they find that the transaction is in the best interests of the fund and its shareholders and that the transaction will not dilute the shareholders' interests.

How will this change benefit me as a shareholder?

The amendment will give the Trustees increased flexibility, which may allow them to react more quickly to changes in competitive and regulatory conditions. This may allow the funds to operate in a more efficient and economical manner since each time a fund requires a shareholder vote, it is an expense to the fund and ultimately to you as a shareholder.

Under what circumstances would the Board of Trustees need to get shareholder approval?

The Board of Trustees would still need to get shareholder approval if the merger, consolidation or asset sale was not permitted by the 1940 Act and Massachusetts law. For example, Rule 17a-8 still requires shareholder approval of a merger of affiliated funds if they have materially different advisory contracts or fundamental policies. It also requires shareholder approval if, post-merger, the shareholder-elected disinterested trustees of the acquired fund would not comprise a majority of the disinterested trustees of the surviving fund.

2. To elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 14 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are four "interested" trustees and ten "non-interested" trustees. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Non-interested Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each non-interested Trustee receives a fee for his or her service on the Board. Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. You can find the compensation table, which details these fees, in the proxy statement.

Where is the compensation deferred to?

Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by non-interested Trustees under the Plan will directly be linked to the performance of the Referenced Funds. This aligns the interest of the Trustees with the interests of the shareholders at-large.

3. To amend Fidelity Advisor Korea Fund's fundamental investment limitation concerning underwriting.

Why are you amending the fundamental investment limitation concerning underwriting?

The primary purpose of the proposal is to clarify that the fund is not prohibited from investing in other investment companies, even if as a result of such investment, the fund is technically considered an underwriter under federal securities laws.

The proposal also serves to conform the fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become a standard for all funds managed by FMR or its affiliates. If the proposal is approved, the new limitation may not be changed without the approval of shareholders.

How will this change affect the fund?

Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.

4. To amend the fundamental investment limitation concerning lending for each fund (except for Fidelity Advisor Emerging Markets Fund and Fidelity Advisor Value Leaders Fund).

Why are you amending the fundamental investment limitation concerning lending?

The 1940 Act requires that mutual funds adopt a policy regarding making loans to other parties and further requires that the policy be fundamental (changeable only by shareholder vote). The extent to which a mutual fund reserves the right to lend must be disclosed in its prospectus and/or statement of additional information.

The investment limitation of each fund (except for Fidelity Advisor Emerging Markets Fund and Fidelity Advisor Value Leaders Fund) explicitly does not apply to, among other things, the purchase of debt securities. While the term "debt securities" is commonly understood to include corporate bonds, government securities, and mortgage and other asset-backed securities, we believe that the term also includes loans and loan participations. The amendment clarifies that along with investments in other types of debt securities, investments in loans, loan participations and other forms of debt instruments also are excluded from this limitation.

How will this change affect the funds?

Adoption of this proposal is not expected to affect the way in which each fund (except for Fidelity Advisor Emerging Markets Fund and Fidelity Advisor Value Leaders Fund) is managed.

Has the funds' Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is July 19, 2004.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may also vote through the internet by visiting www.proxyweb.com and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-877-208-0098.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

IMPORTANT

SHAREHOLDER UPDATE

Fidelity® Advisor Diversified International Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Value Leaders Fund

URGENT PROXY VOTING REQUEST

A few weeks ago we mailed you proxy information to enable you to vote on important proposals that affect the funds and your investment. This information describes each proposal and asks for your vote on these important issues.

Your vote is important, no matter how large or small your holdings may be.

We are writing to remind you that your participation is extremely important. The Special Meeting of Shareholders scheduled for September 15, 2004 cannot be held until we receive a majority of the votes. If you do not plan to cast your vote at the meeting on September 15, 2004, please indicate your vote on the enclosed voting instruction form(s). Shareholders who hold more than one account in a fund will receive a separate voting instruction form for each account and should vote each voting instruction form.

PLEASE VOTE YOUR PROXY NOW

If you have already voted, thank you for your response. If you have any further questions or would like to receive another copy of the proxy statement, please call Fidelity at 1-877-208-0098. We appreciate your immediate attention. Thank you.

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1. To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.

2. To elect a Board of Trustees.

3. To amend Fidelity Advisor Korea Fund's fundamental investment limitation concerning underwriting.

4. To amend Fidelity Advisor Diversified International Fund's, Fidelity Advisor Emerging Asia Fund's, Fidelity Advisor Emerging Markets Income Fund's, Fidelity Advisor Europe Capital Appreciation Fund's, Fidelity Advisor Global Equity Fund's, Fidelity Advisor International Capital Appreciation Fund's, Fidelity Advisor Japan Fund's, Fidelity Advisor Korea Fund's, Fidelity Advisor Latin America Fund's, and Fidelity Advisor Overseas Fund's fundamental limitation concerning lending.

1. To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.

Why are you making this change?

The Investment Company Act of 1940 (1940 Act) prohibits or limits certain transactions between affiliated funds (affiliated funds are defined as funds in a fund complex that are usually under common control of an investment adviser or other person when the adviser or other person exercise a controlling influence over the management or policies of the funds). On July 26, 2002, the SEC amended Rule 17a-8 under the 1940 Act to permit mergers of affiliated funds without shareholder approval in certain cases, while still requiring shareholder approval in other cases. For example, Rule 17a-8 now permits affiliated funds to merge without shareholder approval if the advisory contracts and fundamental policies of the funds are not materially different (fundamental policies are those that can only be changed by shareholder vote). In all cases, the Board of Trustees must first consider that the action is in the best interests of the fund and its shareholders, and that the action will not dilute the shareholders' interests.

As of the record date for this meeting, the Trustees have no current plans to merge existing funds without shareholder vote. If shareholders approve the proposed change to the Declaration of Trust, the Board of Trustees may approve such a merger transaction in the future, but again, only if they find that the transaction is in the best interests of the fund and its shareholders and that the transaction will not dilute the shareholders' interests.

How will this change benefit me as a shareholder?

The amendment will give the Trustees increased flexibility, which may allow them to react more quickly to changes in competitive and regulatory conditions. This may allow the funds to operate in a more efficient and economical manner since each time a fund requires a shareholder vote, it is an expense to the fund and ultimately to you as a shareholder.

Under what circumstances would the Board of Trustees need to get shareholder approval?

The Board of Trustees would still need to get shareholder approval if the merger, consolidation or asset sale was not permitted by the 1940 Act and Massachusetts law. For example, Rule 17a-8 still requires shareholder approval of a merger of affiliated funds if they have materially different advisory contracts or fundamental policies. It also requires shareholder approval if, post-merger, the shareholder-elected disinterested trustees of the acquired fund would not comprise a majority of the disinterested trustees of the surviving fund.

2. To elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 14 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are four "interested" trustees and ten "non-interested" trustees. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Non-interested Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each non-interested Trustee receives a fee for his or her service on the Board. Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. You can find the compensation table, which details these fees, in the proxy statement.

Where is the compensation deferred to?

Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by non-interested Trustees under the Plan will directly be linked to the performance of the Referenced Funds. This aligns the interest of the Trustees with the interests of the shareholders at-large.

3. To amend Fidelity Advisor Korea Fund's fundamental investment limitation concerning underwriting.

Why are you amending the fundamental investment limitation concerning underwriting?

The primary purpose of the proposal is to clarify that the fund is not prohibited from investing in other investment companies, even if as a result of such investment, the fund is technically considered an underwriter under federal securities laws.

The proposal also serves to conform the fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become a standard for all funds managed by FMR or its affiliates. If the proposal is approved, the new limitation may not be changed without the approval of shareholders.

How will this change affect the fund?

Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.

4. To amend the fundamental investment limitation concerning lending for each fund (except for Fidelity Advisor Emerging Markets Fund and Fidelity Advisor Value Leaders Fund).

Why are you amending the fundamental investment limitation concerning lending?

The 1940 Act requires that mutual funds adopt a policy regarding making loans to other parties and further requires that the policy be fundamental (changeable only by shareholder vote). The extent to which a mutual fund reserves the right to lend must be disclosed in its prospectus and/or statement of additional information.

The investment limitation of each fund (except for Fidelity Advisor Emerging Markets Fund and Fidelity Advisor Value Leaders Fund) explicitly does not apply to, among other things, the purchase of debt securities. While the term "debt securities" is commonly understood to include corporate bonds, government securities, and mortgage and other asset-backed securities, we believe that the term also includes loans and loan participations. The amendment clarifies that along with investments in other types of debt securities, investments in loans, loan participations and other forms of debt instruments also are excluded from this limitation.

How will this change affect the funds?

Adoption of this proposal is not expected to affect the way in which each fund (except for Fidelity Advisor Emerging Markets Fund and Fidelity Advisor Value Leaders Fund) is managed.

Has the funds' Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is July 19, 2004.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed voting instruction form(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your voting instruction form(s) and following the recorded instructions. In addition, you may also vote through the internet by visiting www.proxyvote.com and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-877-208-0098.

How do I sign the voting instruction form?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the voting instruction form.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."